EXHIBIT 99


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                            WFMBS MORTGAGE LOAN POOL
                               15 -YEAR FIXED RATE
                         RELO & NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2005-05
                            POOL PROFILE (3/11/2005)

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
                                        ---------------     -------------------
                                        15 YR POOL              Tolerance
                                        ---------------     -------------------
AGGREGATE PRINCIPAL BALANCE               $225,000,000              (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                     1-Apr-05                     N/A
INTEREST RATE RANGE                        4.500-6.125                     N/A
GROSS WAC                                       5.179%            (+ / - 5 bps)
WEIGHTED AVERAGE SERVICE FEE                    0.250%
MASTER SERVICING FEE                           1.0 bps on Securitization only
WAM (in months)                                    178           (+/- 2 months)

WALTV                                              59%            (maximum +5%)

CALIFORNIA PERCENT                                 40%            (maximum +5%)
SINGLE LARGEST ZIP CODE PERCENT                     1%           (maximum  +2%)

AVERAGE LOAN BALANCE                          $512,000       (maximum +$25,000)
LARGEST INDIVIDUAL LOAN BALANCE             $1,993,000      (maximum $2,000,000)

CASH OUT REFINANCE PERCENT                         36%           (maximum  +5%)
                                                                                            Estimated Dispersion:
PRIMARY RESIDENCE PERCENT                          95%            (minimum -5%)
                                                                                                   4.500%           859
Pledged Asset %                                   0.0%             (maximum 1%)                    4.625%         1,591
                                                                                                   4.750%           331
SINGLE FAMILY DETACHED PERCENT                     91%            (minimum -5%)                    4.875%        18,224
                                                                                                   5.000%        48,574
FULL DOCUMENTATION PERCENT                         42%            (minimum -5%)                    5.125%        49,771
                                                                                                   5.250%        48,295
Co-Op %                                           0.2%             (maximum 1%)                    5.375%        35,112
                                                                                                   5.500%        16,162
WA FICO                                            744             (minimum -5)                    5.625%         4,080
                                                                                                   5.750%         1,162
UNINSURED > 80% LTV PERCENT                         0%            (maximum +1%)                    5.875%           838

RELOCATION PERCENT                                1.9%             (maximum 5%)                    5.179%       225,000

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
            SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.


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                            WFMBS MORTGAGE LOAN POOL
                               15 -YEAR FIXED RATE
                         RELO & NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2005-05
                               PRICING INFORMATION
                            POOL PROFILE (3/11/2005)
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RATING AGENCIES                                               TBD by Wells Fargo

PASS THRU RATE                                                             4.75%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                                       0.38%

AAA STRUCTURE DUE DATE                                                 11-Apr-05

Structure received or changes to structures past the due date will incur a $10,000 fee.
Structure delivered to WF by Apr. 15- Delivery of prospectus day before settlement
Structure delivered to WF by Apr. 20 -Delivery of prospectus day of settlement Structure delivered to WF Apr. 21 or later- Possible change of settlement date


SETTLEMENT DATE                                                        28-Apr-05

ASSUMED SUB LEVELS                                             AGG Assumed Level
Levels and Rating Agencies for                         AAA        1.30%
2005-01 to be determined by                             AA         TBD
Wells Fargo.                                             A         TBD
                                                       BBB         TBD
                                                        BB         TBD
                                                         B         TBD


WFASC Securitization Program as follows:
      1) All Special Hazard, Bankruptcy & Fraud losses will be allocated as regular Realized Losses.
      2) Curtailment Interest Shortfall will be allocated on a pro rata basis to all bonds.
      3) Soldiers & Sailors Interest Shortfall will be allocated on a pro rata basis to all bonds.
      4)    Wells Fargo Bank, N.A. will act as custodian.
      5) No Floating Rate Interest-Only strips will be described as Fixed Rate (Normalized I/O's)
* This Security may contain Pledged Asset Loans.
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WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2005-05. The principal only certificate created by the discount mortgage loans will be included in the bid on the pricing date.


WFMBS CONTACTS                                      Brad Davis (301) 846-8009
                                                    Gretchen Leff (301) 846-8356
                                                    Mike Miller (301) 815-6397


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                            WFASC Denomination Policy
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
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Type and Description of Certificates                                              Minimum            Physical          Book Entry
                                                                                Denomination       Certificates       Certificates
                                                                                   (1)(4)
------------------------------------------------------------------------------------------------------------------------------------
Class A
PAC, TAC, Scheduled, Accrual, Sequential, Floaters,                               $25,000            Allowed            Allowed
NAS, Non-complex components (subject to reasonable
prepayment support)
Companion classes for PAC, TAC,                                                   $100,000           Allowed            Allowed
Scheduled Classes
Inverse Floater (Including Leveraged), PO,                                        $100,000           Allowed            Allowed
 Subclasses of the Class A that provide credit
protection to the Class A, Complex multi-component
certificates
Notional and Nominal Face IO                                                        (2)              Allowed            Allowed
Residual Certificates                                                               (3)              Required         Not Allowed
All other types of Class A Certificates                                             (5)                (5)                (5)

Class B (Investment Grade)                                                        $100,000           Allowed            Allowed
Class B (Non-Investment Grade)                                                    $250,000           Required         Not Allowed
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

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.